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                                                                       Exhibit 1

                             JOINT FILING AGREEMENT


Rasmala Distribution (Bermuda) Limited, Rasmala Distribution (Cayman) Limited, Rasmala Buyout Fund LP, Rasmala General Partners II Limited, Rasmala Partners Ltd., Ali Samir al Shihabi, Imtiaz Hydari, Syed Salman Mahdi, Shirish Saraf, Syed Arif Masood Naqvi and Groupe Cupola Luxembourgeoise Holdings S.A. each hereby agrees, in accordance with Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, as amended, that the Statement on Schedule 13D filed herewith relating to the common shares, par value $0.01 per share, of Aramex International Limited, is, and will be, filed jointly on behalf of each such person.


                                    Rasmala Distribution (Bermuda) Limited
Dated: January 11, 2002
                                    By:    /s/ Ali Samir al Shihabi
                                           ---------------------------------
                                    Name:  Ali Samir al Shihabi
                                           ---------------------------------
                                    Title: Director
                                           ---------------------------------


                                    Rasmala Distribution (Cayman) Limited
Dated: January 11, 2002
                                    By:    /s/ Ali Samir al Shihabi
                                           ---------------------------------
                                    Name:  Ali Samir al Shihabi
                                           ---------------------------------
                                    Title: Director
                                           ---------------------------------


                                    Rasmala Buyout Fund LP
Dated: January 11, 2002
                                    By:    /s/ Ali Samir al Shihabi
                                           ---------------------------------
                                    Name:  Ali Samir al Shihabi
                                           ---------------------------------
                                    Title: Director
                                           ---------------------------------



                                    Rasmala General Partners II Limited
Dated: January 11, 2002
                                    By:    /s/ Ali Samir al Shihabi
                                           ---------------------------------
                                    Name:  Ali Samir al Shihabi
                                           ---------------------------------
                                    Title: Director
                                           ---------------------------------



                                    Rasmala Partners Ltd.
Dated: January 11, 2002
                                    By:    /s/ Arif Naqvi
                                           ---------------------------------
                                    Name:  Syed Arif Masood Naqvi
                                           ---------------------------------
                                    Title: Director
                                           ---------------------------------



Dated: January 11, 2002             /s/ Ali Samir al Shihabi
                                    ----------------------------------------
                                    Ali Samir al Shihabi


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Dated: January 11, 2002             /s/ Imtiaz Hydari
                                    ----------------------------------------
                                    Imtiaz Hydari




Dated: January 11, 2002             /s/ Syed Salman Mahdi
                                    ----------------------------------------
                                    Syed Salman Mahdi




Dated: January 11, 2002             /s/ Shirish Saraf
                                    ----------------------------------------
                                    Shirish Saraf




Dated: January 11, 2002             /s/ Arif Naqvi
                                    ----------------------------------------
                                    Syed Arif Masood Naqvi




                                    Groupe Cupola Luxembourgeoise Holdings S.A.
Dated: January 11, 2002
                                    By:    /s/ Arif Naqvi
                                           ---------------------------------
                                    Name:  Syed Arif Masood Naqvi
                                           ---------------------------------
                                    Title: Chief Executive Officer
                                           ---------------------------------